FIRST AMENDMENT TO THE

FOURTH AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

This FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated as of December 31, 2007 (this “Amendment”), is being executed by AIMCO-GP, Inc., a Delaware corporation (the “General Partner”), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the “Partnership”), pursuant to the authority conferred on the General Partner by Section 7.3.C of the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994 and restated as of February 28, 2007, as amended and/or supplemented from time to time (the “Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

WHEREAS, the Previous General Partner has declared a special dividend payable to stockholders of record as of December 31, 2007, which is payable in cash or REIT Shares; and

WHEREAS, the General Partner has determined that this Amendment is desirable in connection with such special dividend.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The definition of “Adjustment Factor” in ARTICLE I of the Agreement is hereby amended by inserting, at the end of the penultimate sentence in such definition and immediately before the period, the following:

“provided, further, that notwithstanding the foregoing, if the Previous General Partner declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, no adjustments to the Adjustment Factor shall be made if the Partnership concurrently pays a distribution with respect to each Partnership Common Unit consisting of (i) a number of Partnership Common Units (or fraction thereof) equal to the number of REIT Shares (or fraction thereof) paid as a dividend with respect to each REIT Share, or (ii) cash in an amount equal to the value, as determined in good faith by the General Partner, of the number of REIT Shares (or fraction thereof) paid as a dividend with respect to each REIT Share.”

2.	The definition of “Extraordinary Distribution” in Section 2 of the Partnership Unit Designation of the Class I High Performance Partnership Units of the Partnership (Exhibit F to the Agreement) is hereby amended by inserting, immediately before the period at the end of such definition, the words “or REIT Shares.”

3.	The definition of “Total Return” in Section 2 of the Partnership Unit Designation of the Class I High Performance Partnership Units of the Partnership (Exhibit F to the Agreement) is hereby amended by inserting, in clause (i) (A), immediately after the words “the cumulative amount of dividends,” the following:

“(excluding any dividend that is paid in the form of such security)”

4.	Section 9 of the Partnership Unit Designation of the Class I High Performance Partnership Units of the Partnership (Exhibit F to the Agreement) is hereby amended as follows:

(a)	paragraph (a) is hereby deleted in its entirety.

(b)	paragraph (b) is hereby amended by deleting from clause (iv) thereof the words “the Value of a REIT Share or.”

(c)	Paragraph (c) is hereby amended by inserting the following at the end of such paragraph:

“The General Partner is authorized to adjust the market price for any trading day as may be necessary, in its judgment, to reflect an event that occurs at any time after the commencement of the relevant valuation period that would unfairly distort the Value of a REIT Share, including, without limitation, a stock dividend, split, subdivision, reverse stock split, or share combination.”

5.	Section 2 of the Partnership Unit Designation of the Class Five Partnership Preferred Units of the Partnership (Exhibit L to the Agreement) is hereby amended by inserting immediately after the definition of “Transfer Agent,” the following:

“‘value’ shall mean Value, as defined in the Agreement.”

6.	Section 2 of the Partnership Unit Designation of the Class Eight Partnership Preferred Units of the Partnership (Exhibit O to the Agreement) is hereby amended by inserting immediately after the definition of “Transfer Agent,” the following:

“‘value’ shall mean Value, as defined in the Agreement.”

7.	The definition of “Extraordinary Distribution” in Section 2 of the Partnership Unit Designation of the Class VIII High Performance Partnership Units of the Partnership (Exhibit U to the Agreement) is hereby amended by inserting, immediately before the period at the end of such definition, the words “or REIT Shares.”

8.	The definition of “Total Return” in Section 2 of the Partnership Unit Designation of the Class VIII High Performance Partnership Units of the Partnership (Exhibit U to the Agreement) is hereby amended by inserting, in clause (i) (A), immediately after the words “the cumulative amount of dividends,” the following:

“(excluding any dividend that is paid in the form of such security)”

9.	Section 10 of the Partnership Unit Designation of the Class VIII High Performance Partnership Units of the Partnership (Exhibit U to the Agreement) is hereby amended as follows:

(a)	paragraph (i) is hereby deleted in its entirety.

(b)	paragraph (ii) is hereby amended by changing the year reference preceding clause (i) thereof from 2004 to 2005.

(c)	paragraph (ii) is hereby amended by deleting from clause (iv) thereof the words “the Value of a REIT Share or.”

(d)	paragraph (iii) is hereby amended by inserting the following at the end of such paragraph:

“The General Partner is authorized to adjust the market price for any trading day as may be necessary, in its judgment, to reflect an event that occurs at any time after the commencement of the relevant valuation period that would unfairly distort the Value of a REIT Share, including, without limitation, a stock dividend, split, subdivision, reverse stock split, or share combination.”

10.	The definition of “Extraordinary Distribution” in Section 2 of the Partnership Unit Designation of the Class IX High Performance Partnership Units of the Partnership (Exhibit V to the Agreement) is hereby amended by inserting, immediately before the period at the end of such definition, the words “or REIT Shares.”

11.	The definition of “Total Return” in Section 2 of the Partnership Unit Designation of the Class IX High Performance Partnership Units of the Partnership (Exhibit V to the Agreement) is hereby amended by inserting, in clause (i) (A), immediately after the words “the cumulative amount of dividends,” the following:

“(excluding any dividend that is paid in the form of such security)”

12.	Section 10 of the Partnership Unit Designation of the Class IX High Performance Partnership Units of the Partnership (Exhibit V to the Agreement) is hereby amended as follows:

(a)	paragraph (a) is hereby deleted in its entirety.

(b)	paragraph (b) is hereby amended by deleting from clause (iv) thereof the words “the Value of a REIT Share or.”

(c)	Paragraph (c) is hereby amended by inserting the following at the end of such paragraph:

“The General Partner is authorized to adjust the market price for any trading day as may be necessary, in its judgment, to reflect an event that occurs at any time after the commencement of the relevant valuation period that would unfairly distort the Value of a REIT Share, including, without limitation, a stock dividend, split, subdivision, reverse stock split, or share combination.”

13.	Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

GENERAL PARTNER:

AIMCO-GP, INC.

By: /s/ Thomas M. Herzog
Name: Thomas M. Herzog
Title: Executive Vice President & Chief Financial Officer